EXHIBIT 10.61

FIRST AMENDMENT TO MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT (“Amendment”) is dated as of July 25, 2007 (“Amendment Effective Date”) among HCRI MASSACHUSETTS PROPERTIES TRUST, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts (“HCN-MA” and a “Landlord”), having its principal office located at One SeaGate, Suite 1500, P. 0. Box 1475, Toledo, Ohio 43603-1475, HCRI MASSACHUSETTS PROPERTIES TRUST II, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts (“HCN-MA II” and a “Landlord”), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475, and KINDRED HOSPITALS EAST, L.L.C, a Delaware limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 680 South Fourth Avenue, Louisville, Kentucky 40202.

R E C I T A L S

A. Landlord has leased to Tenant property located in Massachusetts (collectively called “Property”) pursuant to a Master Lease Agreement dated as of February 28, 2006, as amended from time to time (“Lease”).

B. As of the Amendment Effective Date of this Amendment, HCN-MA II is acquiring an unimproved parcel of property located in Leicester, Massachusetts (“Leicester Unimproved Property”).

C. Landlord desires to lease the Leicester Unimproved Property to Tenant and Tenant desires to lease the Leicester Unimproved Property from Landlord upon the terms set forth in the Lease.

D. Landlord and Tenant desire to amend the Lease to include the Leicester Unimproved Property and to modify certain terms and conditions.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Definitions. Any capitalized terms not defined in this Amendment shall have the meaning set forth in the Lease.

2. Amended Definitions. The definitions of “Closing Certificate”, “Commitment”, “Option Amount”, and “Rent Schedule” in §1.4 of the Lease are hereby amended to read in their entireties as follows (added language in italics):

“Closing Certificate” means the Closing Certificate of even date from Tenant and Affiliate Subtenant in favor of Landlord and any Closing Certificate executed in connection with an amendment of this Lease.

“Commitment” means the Amended and Restated Term Sheet for the Lease dated February 21, 2006, as amended and the Project Approval Letter dated November 16, 2006.

“Option Amount” means the Investment Amount.

“Rent Schedule” means the schedule issued by Landlord to Tenant showing the Base Rent to be paid by Tenant pursuant to the terms of this Lease, as such schedule is amended from time to time by Landlord. The initial Rent Schedule is attached to this Lease as Schedule 1 or will be attached following Closing if the Rent Schedule cannot be determined until the day of Closing. The Rent Schedule to be in effect upon the Amendment Effective Date of the First Amendment to Master Lease Agreement is attached as Schedule 1-A.

3. Base Rent. Section 2.1 of the Lease is hereby amended to read in its entirety as follows (added language in italics):

2.1 Base Rent. Tenant shall pay Landlord base rent (“Base Rent”) in advance in consecutive monthly installments payable on the first day of each month during the Term commencing on the Commencement Date. If the Effective Date is not the first day of a month, Tenant shall pay Landlord Base Rent on the Effective Date for the partial month, i.e., for the period commencing on the Effective Date and ending on the day before the Commencement Date. The Base Rent payable for the first Lease Year is as shown on the Rent Schedule, subject to adjustment pursuant to §2.2.2 if applicable. For the second and each subsequent Lease Year of the Initial Term, the Base Rent shall be paid in accordance with the most recent revised Rent Schedule provided by Landlord pursuant to §2.2, as applicable. The Base Rent for each Renewal Term will be determined in accordance with §12.2. Notwithstanding the foregoing, the Base Rent may also be adjusted if Landlord makes a payment to acquire additional Leased Property. In such cases, Landlord shall issue, and Tenant shall pay Base Rent according to, a revised Rent Schedule. The increase in Base Rent shall be based on the applicable rate of return to Landlord as set forth in the Commitment and shall be effective as of the date that Landlord makes the payment to acquire the additional Leased Property.

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4. Early Option to Purchase. Section 13.7 of the Lease is hereby amended to read in its entirety as follows (added language in italics):

13.7 Early Option to Purchase. Notwithstanding any provision to the contrary contained in this Article 13, Tenant may exercise the Option to Purchase all of the Leased Property by giving notice of such exercise within 24 months after the Effective Date (“Early Option Period”) subject to the same terms and conditions of this Article 13 except for §13.3 and except that [i] the required Purchase Notice may be given at any time during the Early Option Period; [ii] the Option Price for the Leased Property shall be $72,225,000.00; [iii] the purchase of the Leased Property shall close no later than 90 days after Landlord’s receipt of the Purchase Notice; and [iv] no Event of Default shall have occurred and be continuing. The Option to Purchase pursuant to this §13.7 shall be referred to as the “Early Option”.

5. Parking Lot Improvements. Article 15 of the Lease is hereby amended to add a new Section 15.12 as follows:

15.12 Parking Lot Improvements. Tenant shall improve the Land as a parking lot to provide additional parking for Kindred Hospital Parkview Central Mass. The parking lot shall be constructed according to plans and specifications approved by Landlord (such approval not to be unreasonably withheld), prior to commencement of construction and in accordance with all applicable legal requirements, including but not limited to requirements of the Massachusetts Wetlands Protection Act. Tenant shall use diligent, commercially reasonable efforts to complete construction of the parking lot on or before December 31, 2007.

6. Amendment Rent Schedule. The Lease is hereby amended to add a new Schedule 1-A in the form of Schedule 1-A attached hereto and made a part hereof.

7. Legal Description. Exhibit A-4 of the Lease is hereby amended to read in its entirety as set forth on Exhibit A-4 attached hereto and made a part hereof.

8. Permitted Exceptions. Exhibit B-4 of the Lease is hereby amended to read in its entirety as set forth on Exhibit B-4 attached hereto and made a part hereof.

9. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

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10. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

11. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

12. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

13. Consent of Guarantor. This Amendment shall have no force or effect unless and until each Guarantor has executed the Consent of Guarantor set forth below.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:		HCRI MASSACHUSETTS PROPERTIES TRUST

Signature Print Name	/s/ Rita J. Rogge Rita J. Rogge	By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston

Signature	/s/ Donna J. Lunsford
Print Name	Donna J. Lunsford

			By:	/s/ Erin C. Ibele
Erin C. Ibele
Senior Vice President –
Administration and Corporate Secretary

			By:	/s/ Michael A. Crabtree
Michael A. Crabtree
Vice President and Treasurer

Signature	/s/ Rita J. Rogge	HCRI MASSACHUSETTS PROPERTIES TRUST II
Print Name	Rita J. Rogge

Signature Print Name	/s/ Donna J. Lunsford Donna J. Lunsford	By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust II filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston

			By:	/s/ Erin C. Ibele
Erin C. Ibele
Senior Vice President –
Administration and Corporate Secretary

			By:	/s/ Michael A. Crabtree
Michael A. Crabtree
Vice President and Treasurer

KINDRED HOSPITALS EAST, L.L.C.

Signature	/s/ RICHARD MYERS	By:	/s/ Douglas L. Curnutte
Print Name	RICHARD MYERS		Douglas L. Curnutte
Vice President of Facilities and Real Estate Development
Signature	/s/ Lisa Adams
Print Name	Lisa Adams

STATE OF OHIO	)
	)	SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 8 day of August, 2007 by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust, a Massachusetts business trust.

/s/ Rita J. Rogge
Notary Public
My Commission Expires:	[SEAL]

STATE OF OHIO	)
	)	SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 8 day of August, 2007 by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.

/s/ Rita J. Rogge
Notary Public
My Commission Expires:	[SEAL]

COMMONWEALTH OF MASSACHUSETTS

State of Kentucky

Jefferson County

On this 25th day of July, 2007, before me, the undersigned notary public, personally appeared Douglas L. Curnutte, the Vice President of Facilities and Real Estate Development of KINDRED HOSPITALS EAST, L.L.C. and proved to me through satisfactory evidence of identification, which was a Kentucky Driver’s License, to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily in his capacity as Vice President of Facilities and Real Estate Development, for its stated purpose, as his free act and deed and the free act and deed of KINDRED HOSPITALS EAST, L.L.C.

/s/ Patricia A. Burkhead
Notary Public
My commission expires:

THIS INSTRUMENT PREPARED BY:

Cynthia L. Rerucha, Esq.

Shumaker, Loop & Kendrick, LLP

1000 Jackson Street

Toledo, Ohio 43624

CONSENT OF GUARANTOR

In connection with the Unconditional and Continuing Lease Guaranty (“Guaranty”) made by the undersigned Guarantors in favor of Landlord dated as of February 28, 2006, the undersigned Guarantors hereby [i] consent to the foregoing First Amendment to Master Lease Agreement (“Amendment”), [ii] affirm the Guaranty which shall remain in full force and effect and secure the Guaranteed Obligations, as defined in the Guaranty, and [iii] waive any suretyship defenses arising in connection with the Amendment. All capitalized terms not defined herein shall have the meaning set forth in the foregoing Amendment.

KINDRED HEALTHCARE OPERATING, INC.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

GODDARD NURSING, L.L.C.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

MEADOWS NURSING, L.L.C.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

KINDRED BRAINTREE HOSPITAL, L.L.C.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

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SCHEDULE 1-A: FIRST AMENDMENT RENT SCHEDULE

KINDRED HEALTHCARE OPERATING. INC. - MASTER LEASE

HEALTH CARE REIT, INC.

EFFECTIVE DATE	03/01/06

INITIAL TERM COMMENCEMENT DATE	03/01/06	FINAL
INITIAL TERM	15 Yrs
INITIAL TERM EXPIRATION DATE	02/28/21
INITIAL INVESTMENT AMOUNT	72,450,000
AMENDED INVESTMENT AMOUNT EFFECTIVE 7/25/07	72,575,000

RATE OF RETURN	N/A
(365/360 BASIS)	N/A
INITIAL RATE OF RETURN	8.75%

INCREASER	As defined within the Master Lease Agreement

	DATES
LEASE YEAR	FROM	TO	REVENUE CONDITION MET (YES/NO)	INCREASER (BP)	BEGINNING RENT RATE OF RETURN (ROUNDED)	PERCENTAGE RATE SHORTFALL	ADJUSTED RENT RATE OF RETURN (ROUNDED)	MONTHLY RENT AMOUNT	ANNUAL RENT AMOUNT
1	03/01/06	02/28/07	YES	N/A	8.75%	N/A	N/A	528,281.25	6,339,375.00
2	03/01/07	06/30/07	TBD	2.5%	8.97%	N/A	N/A	541,488.28	2,165,953.12
2A	07/01/07	07/24/07	N/A	N/A	8.97%	N/A	N/A	419,216.73	419,216.73
2B	07/25/07	07/31/07	N/A	N/A	8.97%	N/A	N/A	122,499.58	122,499.58
2C	08/01/07	02/29/08	TBD	N/A	8.97%	N/A	N/A	542,498.13	3,797,486.91
3	03/01/08	02/28/09	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
4	03/01/09	02/28/10	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
5	03/01/10	02/28/11	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
6	03/01/11	02/29/12	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
7	03/01/12	02/28/13	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
8	03/01/13	02/28/14	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
9	03/01/14	02/28/15	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
10	03/01/15	02/29/16	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
11	03/01/16	02/28/17	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
12	03/01/17	02/28/18	TSD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
13	03/01/18	02/28/19	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
14	03/01/19	02/29/20	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56
15	03/01/20	02/28/21	TBD	TBD	8.97%	TBD	TBD	542,498.13	6,509,977.56

12/12/2007

EXHIBIT A-4: LEGAL DESCRIPTION

Facility Name: The Meadows Rehabilitation and Nursing Center and

Kindred Hospital Park View - Central Mass.

Parcel 1:

Real property in the County of Worcester, Commonwealth of Massachusetts, described as follows:

A certain piece of land in Leicester, Worcester County, Massachusetts on the northeasterly side of Huntoon Memorial Highway, also known as State Road 56, depicted as Lot 5-A on a plan entitled, “Plan of Land Prepared for David A. Cooper, et al” dated September 16, 1993 and prepared by Charles L. Rowley & Associates and recorded with the Worcester County Registry of Deeds in Plan Book 676, Plan No. 81. Said Lot No. 5-A on said Plan is bounded and described as follows:

Beginning at a point on the northeasterly sideline of Huntoon Memorial Highway (Route 56) at the most southwesterly corner of the lot to be described:

Thence N31°04’36” W along the northeasterly sideline of Huntoon Memorial Highway a distance of 37.12 feet to a point opposite an iron pipe and continuing in said sideline a distance of 213.40 feet to an iron rod at land of Edwin Buczak;

Thence N 78°42’27” E, along land of Buczak and along a stonewall a distance of 184.66 feet to a corner of stonewalls;

Thence N 08°21’20” W along land of said Buczak and along a stonewall a distance of 209.13 feet to a point at other land of David A. Cooper, et al;

Thence in line of land of said Cooper, N 80°02’46” E, a distance of 356.18 feet to a point at a corner of stonewalls;

Thence in line of land of Stephen P. Magnuson and Mary A. Magnuson and in line of land of I. Virginia Magnuson, S 07°25’20” E along a stone wall, a distance of 364.55 feet to a point;

Thence in line of land of I. Virginia Magnuson, S 14°3’28” E, along a stonewall a distance of 48.12 feet to a point opposite an iron pipe and continuing in the same course along said stonewall, a distance of 35.00 feet to a point;

Thence in line of remaining land of David A. Cooper, et al, S 80°02’46” W, a distance of 446.87 feet to the POINT OF BEGINNING.

Parcel 2:

A certain parcel of land being subdivided from a larger parcel presently owned by David, James, Marjorie and Richard Cooper, located to the east of Huntoon Highway, Mass Highway Route 56, in the Town of Leicester, in Worcester County, Massachusetts more particularly bounded and described as follows:

BEGINNING at an iron pipe located at the southerly corner of the lot herein described, proceed North 04° 41’ 33” West along land owned, by Edwin Buczak, seven and ninety hundredths feet (7.90’) to a point on a stone wall;

THENCE proceed North 09° 33’ 01” West along land owned by Edwin Buczak and land owned by Stephen & Carol Asquith, one hundred thirteen and seventeen hundredths feet (113.17’) to a point on the same stone wall;

THENCE proceed North 10° 07’ 25” West along land owned by Stephen & Carol Asquith, one hundred sixteen and thirty one hundredths feet (116.31’) to a point on the same stone wall;

THENCE 30° 34’ 15” East along Lot 2 now or formerly owned by Cooper, forty nine and thirty seven hundredths feet (49.37’) to a point;

THENCE proceed North 80° 15’ 45” East along Lot 2 now or formerly owned by Cooper, one hundred sixty seven and seventy hundredths feet (167.70’) to a point;

THENCE proceed South 09° 44’ 15” East along remainder of land owned by Cooper, two hundred fifty four and twenty seven hundredths feet (254.27’) to a point;

THENCE proceed North 80° 03’ 09” East along remainder of land owned by Cooper, one hundred fifty six and eighteen hundredths feet (156.18’) to a point;

THENCE proceed South 09° 56’ 51” East along remainder of land owned by Cooper, twenty and zero hundredths feet (20.00’) to a point;

THENCE proceed South 80° 03’ 09” West by land owned by HCRI Massachusetts Properties Trust II, three hundred fifty six and eighteen hundredths feet (356.18’) to the point of beginning at the land of Edwin Buczak.

Said parcel containing 57,238 square feet and is shown as Lot #3 on a “Plan of Land” in Leicester, Massachusetts, owned by David, James, Marjorie and Richard Cooper, prepared by Land Planning, Inc., and dated June 29, 2006, and recorded in Plan Book 847, Plan 58.

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EXHIBIT B: PENDING LITIGATION

None.

EXHIBIT B-4: PERMITTED EXCEPTIONS

Facility Name: The Meadows Rehabilitation and Nursing Center and

Kindred Hospital Park View – Central Mass.

1.	The lien of real estate taxes and other governmental charges not yet due and payable and the lien of municipal betterments assessed after the Amendment Effective Date of the Amendment to Master Lease Agreement.

2.	Title to and rights of the public and others entitled thereto in and to those portions of the . insured premises lying within the bounds of adjacent streets, roads, and ways.

3.	The following matters as shown on the survey entitled “ALTA/ACSM Land Title Survey Special K The Meadows of Leicester 111 Huntoon Memorial Hwy (Route 56) Rochdale, MA County of Worcester” drawn by American National llc, dated July 25, 2005, Reference No. 20050110-010 (the “Survey”): a. Small portion of Unit Sign encroaches onto public road right-of-way by 1.20’; b. Building encroaches onto building setback line by 1.60’.

4.	Easement to Massachusetts Electric Company, dated July 22, 1994, recorded with said Deeds, Book 16510, Page 55.

5.	Order of Conditions issued by the Town of Leicester, recorded in Book 15527, Page 186.

6.	The following matters as shown on the survey entitled “ALTA/ACSM Land Title Survey drawn by Land Planning, Inc., dated September 15, 2006, Job No. G 6615 (the “Survey”): a. Gravel parking encroachment onto the property next northerly and easterly to the extent shown on said survey.

7.	First Amendment of Memorandum of Lease between Landlord and Tenant.